Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BR7
165167BM8
165167BK2
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, Bear Stearns, CSFB, Lehman Brothers,
UBS, Citigroup, DBSI, Goldman Sachs,
Morgan Stanley, Wachovia, ABN Amro,
Nesbitt Burns, BNP Paribas, Bosc Inc, Calyon,
Comerica, Fortis, Piper Jaffray
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup, Morgan
Stanley, ABN Amro, Bosc Inc, Calyon,
Comerica, Fortis, Harris Nesbitt, Piper Jaffray,
RBC Dominion, RBS Greenwich Capital
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citgroup,
Comerica, Morgan Stanley, Raymond James,
RBC Capital Markets, Suntrust, TD
Waterhouse, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.5% 8/15/2017
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
Is the affiliate a manager or co-manager of offering?
Senior Co-Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
4/13/2005
12/1/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
600,000,000
Public offering price
 $
98.98
 $
99.07
 $
99.06
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.63%
1.75%
Rating
Ba2/BB-
Ba2/BB-
Ba2/BB-
Current yield
6.63%
6.75%
6.75%
Benchmark vs Spread (basis points)
230 bp
175 bp
189 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
725,000
 $                   717,583
0.12%



SVS I Bond Portfolio
Boston
161,000
 $                   159,353
0.03%



Chicago Funds







Scudder High Income Fund
Chicago
3,860,000
 $
3,820,512
0.64%



Scudder High Income Trust
Chicago
420,000
 $                   415,703
0.07%



Scudder Multi-Market Income Trust
Chicago
215,000
 $                   212,801
0.04%



Scudder Strategic Income Fund
Chicago
275,000
 $                   272,187
0.05%



Scudder Strategic Income Trust
Chicago
50,000
 $                     49,489
0.01%



Scudder Total Return Fund
Chicago
818,000
 $                   809,632
0.14%



SVS II Fixed Income Portfolio
Chicago
309,000
 $                   305,839
0.05%



SVS II High Income Portfolio
Chicago
690,000
 $                   682,941
0.12%



SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,386
0.01%



SVS II Total Return Portfolio
Chicago
276,000
 $                   273,177
0.05%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
222,000
 $                   219,729
0.04%



New York Funds







Scudder High Income Plus Fund
New York
640,000
 $                   633,453
0.11%



Scudder Lifecycle Long Range Fund
New York
268,000
 $                   265,258
0.04%



Scudder Limited Duration Plus Fund
New York
35,000
 $                     34,642
0.01%



Total

9,024,000
 $
8,931,684
1.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06738C828
4042Q1AA5
46627NAA3
Issuer
BARCLAYS BANK PLC
HSBC BANK USA
JP MORGAN CPAITAL XV
Underwriters
Barclays Capital, BNP Paribas, Citigroup,
CSFB, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, DBSI, Wachovia
HSBC
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BACR 6.278% 12/15/2034
HSBC 5.875% 11/1/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2005
10/18/2004
3/10/2005
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
 $
100.00
 $
99.47
 $
99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
1.00%
Rating
Aa3/A+
Aa3/A+
A-/A
Current yield
6.28%
5.91%
5.92%
Benchmark vs Spread (basis points)
200 bp
100 bp
140 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,530,000
 $
1,530,000
0.15%
2.20%
0.22%
6/30/2005
SVS I Bond Portfolio
Boston
340,000
 $                   340,000
0.03%
2.20%
0.00%
6/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,360,000
 $
1,360,000
0.14%
2.19%
-0.22%
6/28/2005
SVS II Fixed Income Portfolio
Chicago
720,000
 $                   720,000
0.07%
2.20%
0.00%
6/30/2005
SVS II Total Return Portfolio
Chicago
410,000
 $                   410,000
0.04%
2.20%
-0.09%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
730,000
 $                   730,000
0.07%
2.20%
0.30%
6/30/2005
New York Funds







Scudder Fixed Income fund
New York
2,710,000
 $
2,710,000
0.27%
2.20%
0.07%
6/30/2005
Scudder Lifecycle Long Range Fund
New York
610,000
 $                   610,000
0.06%
2.20%
-0.14%
6/30/2005
Scudder Lifecycle Mid Range Fund
New York
40,000
 $                     40,000
0.00%
2.20%
-0.01%
6/30/2005
Scudder Lifecycle Short Range Fund
New York
20,000
 $                     20,000
0.00%
2.20%
0.10%
6/30/2005
Total

8,470,000
 $
8,470,000
0.85%





























Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
669885AD7
173067HH5
64352VMA6
Issuer
NOVASTAR NIM TRUST 2005-N1 NOTE
CITIGROUP COMMERCIAL MORTGAGE
TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
Underwriters
DBSI, Wachovia, RBS Greenwich, Morgan
Stanley
Citigroup, Securities North America, DBSI,
Wachovia
BoA, Bear Stearns, Northeast Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NNIMS 2005-N1 4.777% 10/26/2035
CGCMT 2005-C3 D 5.158% 5/15/2043
NCHET 2005-A A6 4.954% 8/25/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
RBS Greenwich
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/21/2005
6/15/2005
6/16/2005
Total amount of offering sold to QIBs
130,875,000
21,528,000
88,386,000
Total amount of any concurrent public offering
0
0
0
Total
130,875,000
21,528,000
88,386,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
0.13%
0.18%
Rating
A-/A
A2/A
AAA/AAA
Current yield
4.78%
5.16%
4.95%
Benchmark vs Spread (basis points)
101 bp
58 bp
60 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
3,380,000
 $
3,380,000
2.58%
0.00%
0.53%
6/30/2005
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,550,000
 $
1,550,000
1.18%
0.00%
0.42%
6/30/2005
New York Funds







Scudder Lifecycle Long Range Fund
New York
1,055,000
 $
1,055,000
0.81%
0.00%
-0.87%
6/30/2005
Total

5,985,000
 $
5,985,000
4.57%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $
101.38
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%



SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%



Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%



Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%



Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%



Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%



Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%



SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%



SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%



SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
160,000
 $                   162,200
0.04%



New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%



Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%



Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%



Total

2,890,000
 $
2,929,738
0.77%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $
101.38
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%



SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%



Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%



Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%



Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%



Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%



Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%



SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%



SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%



SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
160,000
 $                   162,200
0.04%



New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%



Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%



Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%



Total

2,890,000
 $
2,929,738
0.77%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
571748AN2
02635PTB9
459745FQ3
Issuer
MARSH & MCLENNAN
AMERICAN GENERAL FINANCE
INTERNATIONAL LEASE FINANCE CORP
Underwriters
BoA, Citigroup, DBSI, Goldman Sachs, Merrill
Lynch, UBS, Alex Brown, Morgan Stanley,
Scotia Capital, Wells Fargo
BoA, DBSI, HSBC, BNY Capital Markets,
Keybanc Capital Markets, RBC Capital
Markets, Scotia Capital
BNP Paribas, DBSI, HSBC, JP Morgan,
Mitsubishi UFJ Securities, Scotia Capital,
Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MMC 5.15% 9/15/2010
AIG 4.875% 7/15/2012
AIG 4.875% 9/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/13/2005
7/6/2005
8/18/2005
Total amount of offering sold to QIBs
550,000,000
700,000,000
600,000,000
Total amount of any concurrent public offering
0
0
0
Total
550,000,000
700,000,000
600,000,000
Public offering price
 $
99.87
 $
99.89
 $
99.85
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.40%
0.30%
Rating
Baa2/BBB
A1/A+
A1/AA-
Current yield
5.18%
4.89%
4.91%
Benchmark vs Spread (basis points)
125 bp
80 bp
75 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
355,000
 $                   354,553
0.06%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
660,000
 $                   659,168
0.12%



New York Funds







Scudder Fixed Income Fund
New York
2,635,000
 $
2,631,680
0.48%



Scudder Lifecycle Long Range Fund
New York
580,000
 $                   579,269
0.11%



Scudder Short Duration Fund
New York
335,000
 $                   334,578
0.06%



Total

4,565,000
 $
4,559,248
0.83%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
413627AV2
552953AQ4
983130AB1
Issuer
HARRAHS OPERATING CO
MGM MIRAGE
WYNN LAS VEGAS
Underwriters
Barclays, Citigroup, BoA, Bear Stearns, BNP
Paribas, Commerce Bank, Daiwa Securities, DBSI,
Goldman Sachs, JP Morgan, Morgan Stanley,
Ramirez & Co, Scotia Capital, Wells Fargo
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HET 5.75% 10/1/2017
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead Managers
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
750,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
500,000,000
1,300,000,000
Public offering price
 $
99.35
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.75%
0.20%
Rating
Baa3/BBB-
Ba2/BB
B2/B+
Current yield
5.83%
6.63%
6.63%
Benchmark vs Spread (basis points)
165 bp
251 bp
317 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,108,000
 $
2,094,277
0.28%



SVS I Bond Portfolio
Boston
840,000
 $                   834,532
0.11%



Chicago Funds







SVS II Total Return Portfolio
Chicago
393,000
 $                   390,442
0.05%



New York Funds







Scudder Lifecycle Long Range Fund
New York
298,000
 $                   296,060
0.04%



Scudder Fixed Income Fund
New York
1,787,000
 $
1,775,367
0.24%



Total

5,426,000
 $
5,390,677
0.72%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
9297662Z5
64352VMA6
02660TET6
Issuer
WACHOVIA BANK COMMERCIAL
MORTGAGE TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
AMERICAN HOME MORTGAGE
INVESTMENT TRUST
Underwriters
Wachovia, DBSI, Goldman Sachs, Merrill Lynch,
Nomura
BoA, Countrywide Securities, Bear Stearns,
Northeast Securities
Lehman Brothers, Bear Stearns, UBS, RBS
Greenwich Capital, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WBMCT 2005-C20 E 5.396% 7/15/2042
NHCET 1005-A A6 4.594% 8/25/2035
AHM 2005-2 5A3 5.077% 9/25/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2005
6/16/2005
6/22/2005
Total amount of offering sold to QIBs
41,218,000
88,386,000
243,690,000
Total amount of any concurrent public offering
0
0
0
Total
41,218,000
88,386,000
243,690,000
Public offering price
 $
99.12
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.18%
0.15%
Rating
A-/A3
AAA/AAA
Aaa/AAA
Current yield
5.47%
4.59%
5.08%
Benchmark vs Spread (basis points)
64 bp
60 bp
85 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
                   1,250,000
 $                 1,239,021
3.03%



New York Funds







Scudder Lifecycle Long Range Fund
New York
1,370,000
 $                 1,357,967
3.32%



Total

2,620,000
 $                 2,596,989
6.36%